press release
Media contact:	Investor Contact:
Mike Jacobsen, APR	Chris Sikora
+1 330 490-4498	+1 330 490-4242
michael.jacobsen@dieboldnixdorf.com	christopher.sikora@dieboldnixdorf.com

FOR IMMEDIATE RELEASE:
Nov. 9, 2023

Diebold Nixdorf Reports 2023 Third Quarter Financial Results
Please visit www.dieboldnixdorf.com/earnings for a presentation and additional content

HUDSON, Ohio - Diebold Nixdorf (NYSE:DBD) today reported its third quarter 2023 financial results.

Key Financial Highlights

	Three months ended
	September 30, 2023		September 30, 2022		% Change
($ in millions, except per share data)	Combined* Results	Non-GAAP[1] Adjusted Combined* Results	GAAP Results	Non-GAAP[1] Results	Combined* vs. GAAP Results	Non-GAAP Results
Total net sales	$943.4	$943.3	$810.4	$805.3	16.4	17.1
Gross profit	$239.9	$239.4	$193.8	$199.3	23.8	20.1
Operating profit	$58.8	$95.0	$5.5	$60.0	N/M	58.3

1 - See Note 1 below for Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sale of assets, net, and impairment of assets and Note 2 for adjusted EBITDA and net income (loss).

* - Combined Results for the reported period is a Non-GAAP measure that reflects financial performance by combining outcomes of both the predecessor and successor periods as well as the impacts of having implemented Fresh Start Accounting in the successor period.

Management commentary
Octavio Marquez, Diebold Nixdorf president and chief executive officer, said: "We delivered strong third quarter financial results, growing revenue 17.1%, improving gross profit 20.1%, and operating profit 58.3% from the prior-year period. I am especially grateful for the ongoing support of our customers, as we grew ATM unit sales nearly 25% and more than doubled the number of SCOs we sold from the prior-year. As we managed the debt restructuring process, our team remained focused on our customers, continued to win in the market and introduced new hardware and software solutions. Our operational execution continued to improve as we accelerated backlog-to-revenue conversion and further normalized working capital."

Marquez continued, "Based on our performance through three quarters of 2023, we are tracking toward the top half of the full-year financial outlook ranges for revenue and adjusted EBITDA we provided during our investor update on Aug. 14. I look forward to working with our new board of directors, led by our chair, Pat Byrne, as we enter the next stage of our company. Our team is excited about the future, and we are establishing a solid foundation upon which to write our next chapter."

Patrick Byrne, non-executive chair of the board, Diebold Nixdorf, said: "I am very proud and honored to join Diebold Nixdorf at this pivotal juncture. Along with all our directors, I look forward to working with Octavio and the company's management team to address the opportunities ahead. I'm confident in our ability to put the right strategies in place to deliver value to all our stakeholders."

Business Highlights
•Banking
◦Revenue growth primarily driven by continued demand for DN Series® ATMs and integrated cash recycling solutions. Delivered ~14,700 units during the quarter, a 24.5% increase from the prior year quarter.
◦Renewed a major service contract in Brazil valued at ~$65 million over four years, covering 15,000 ATMs and nearly 4,000 branches.
◦Won an agreement to provide 200 DN Series recycling ATMs for one of the largest banks in South Africa.
◦Secured an expanded service renewal valued at more than $9 million with IT Card for its Planet Cash brand, the fastest-growing independent network of ATMs and deposit automation terminals in Poland.
◦Signed a new managed services agreement with Texas Dow Employees Credit Union for new DN Series devices to optimize branch and ATM channel efficiency while enhancing ATM security.

•Retail
◦Retail checkout and service solutions, including self-checkout (SCO) systems, continue to generate consistent demand. Delivered ~10,400 SCO units during the quarter, more than double from the prior-year quarter.
◦Expanded our SCO installed base and Vynamic Checkout software presence at a major supermarket chain's operations located in Great Britain, including entry into Ireland, with a ~$19 million agreement.
◦Won an agreement for SCO and electronic point-of-sale (EPOS) solutions valued at ~$4 million with one of the fastest-growing retailers in Europe.
◦Continue to expand North America business with new wins, including a ~$3 million contract to provide self-service ordering kiosks for a major, international restaurant brand in the quick-service (QSR) space.

Overview Presentation and Conference call
More information on Diebold Nixdorf's quarterly earnings is available on its Investor Relations website. Octavio Marquez, president and chief executive officer, and Jim Barna, executive vice president and chief financial officer, will discuss the company's financial performance during a conference call today at 8:30 a.m. ET. The call / webcast is available at http://www.dieboldnixdorf.com/earnings. The replay of the webcast can be accessed on the website for up to three months after the call.

About Diebold Nixdorf
Diebold Nixdorf, Incorporated (NYSE:DBD) automates, digitizes and transforms the way people bank and shop. As a partner to the majority of the world’s top 100 financial institutions and top 25 global retailers, our integrated solutions connect digital and physical channels conveniently, securely and efficiently for millions of consumers each day. The company has a presence in more than 100 countries with approximately 21,000 employees worldwide. Visit www.DieboldNixdorf.com for more information.

LinkedIn: www.linkedin.com/company/diebold
X: @DieboldNixdorf
Facebook: www.facebook.com/DieboldNixdorf
YouTube: www.youtube.com/dieboldnixdorf

Non-GAAP Financial Measures and Other Information
To supplement our condensed consolidated financial statements presented in accordance with GAAP, the company considers certain financial measures that are not prepared in accordance with GAAP, including Non-GAAP results, adjusted diluted earnings per share, free cash flow (use) and unlevered free cash flow (use), net debt, EBITDA, adjusted EBITDA and constant currency results. The company calculates constant currency by translating the prior year results at current year exchange rates. The company uses these Non-GAAP financial measures, in addition to GAAP financial measures, to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Also, the company uses these Non-GAAP financial measures in making operational and financial decisions and in establishing operational goals. The company also believes providing these Non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate our operating and financial performance and trends in our business, consistent with how management evaluates such performance and trends. The company also believes these Non-GAAP financial measures may be useful to investors in comparing its performance to the performance of other companies, although its Non-GAAP financial measures are specific to the company and the Non-GAAP financial measures of other companies may not be calculated in the same manner. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditure and working capital requirements. We consider free cash flow (use) to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the purchase of property and equipment and capitalized software development, changes in cash of assets held for sale and the use of cash for M&A and the legal settlement for impaired cloud implementation costs, and excluding the use/proceeds of cash for the settlement of foreign exchange derivative instruments, can be used for debt servicing, strategic opportunities, including investing in the business, making strategic acquisitions, strengthening the balance sheet and paying dividends. Unlevered free cash flow (use) provides incremental visibility into the company's liquidity by excluding cash used for interest payments from free cash flow (use). For more information, please refer to the section, "Notes for Non-GAAP Measures."

Forward-Looking Statements
This press release may contain statements that are not historical information and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the Company's expected future performance (including expected results of operations and financial guidance), future financial condition, anticipated operating results, strategy plans, future liquidity and financial position.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company's future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

The factors that may affect the Company's results include, among others:
•the Company's recent emergence from the Chapter 11 Cases and the Dutch Scheme Proceedings, which could adversely affect our business and relationships;
•the significant variance of our actual financial results from the projections that were filed with the U.S. Bankruptcy Court and Dutch Court;
•the overall impact of the global supply chain complexities on the Company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components;
•the Company's ability to improve its operating performance and its cash, liquidity and financial position;
•the Company's ability to generate sufficient cash or have sufficient access to capital resources to service its debt, which, if unsuccessful or insufficient, could force the Company to reduce or delay investments and capital expenditures or to dispose of material assets or operations, seek additional debt or equity capital or restructure or refinance its indebtedness;
•the Company's ability to comply with the covenants contained in the agreements governing its debt;
•the Company’s ability to successfully convert its backlog into sales, including our ability to overcome supply chain and liquidity challenges;
•the ultimate impact of the ongoing infectious disease outbreaks and other public health emergencies, including further adverse effects to the Company’s supply chain, maintenance of increased order backlog, and the effects of any COVID-19 related cancellations;
•the Company's ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives, such as the current $150.0 million-plus cost savings plan;
•the success of the Company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business;
•the impact of a cybersecurity breach or operational failure on the Company's business;
•the Company’s ability to attract, retain and motivate key employees;
•the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components;
•changes in the Company's intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes;
•the Company's success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances;
•the ultimate outcome of the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG and the merger/squeeze-out (which were dismissed in favor of the Company at the lower level in 2022 and 2023, respectively);
•the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the Company’s customer base and/or adversely affect its customers' ability to make capital expenditures, as well as adversely impact the availability and cost of credit;
•the impact of competitive pressures, including pricing pressures and technological developments;
•risks related to our international operations, including geopolitical instability;
•changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the Company's operations;
•the Company's ability to maintain effective internal controls;
•unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments;
•the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the Company’s ability to comply with applicable laws and regulations; and
•other factors included in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022.

Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

Summary Financial Results

	Three months ended
	September 30, 2023		September 30, 2022		% Change
($ in millions, except per share data)	Combined* Results	Non-GAAP[2] Adjusted Combined* Results	GAAP Results	Non-GAAP[2] Results	Combined* vs GAAP Results	Non-GAAP Results
Total net sales	$943.4	$943.3	$810.4	$805.3	16.4	17.1
Gross profit	$239.9	$239.4	$193.8	$199.3	23.8	20.1
Operating profit	$58.8	$95.0	$5.5	$60.0	969.1	58.3
Operating margin	6.2%	10.1%	0.7%	7.5%	550 bps	260 bps

Net income (loss)	$19.4	$(107.2)	$(50.5)	$(9.7)	138.4	1005.2
Adjusted EBITDA		$109.1		$75.6

	Three months ended		Nine months ended		TTM September 30, 2023
	Q3 2023	Q3 2022	Q3 2023	Q3 2022	Q3 2023
($ in millions)	Combined*	Predecessor	Combined*	Predecessor	Non-GAAP Adjusted Combined*
Net cash used by operating activities	$(82.0)	$(176.2)	$(419.6)	$(482.8)	$(324.7)
Excluding the impact of changes in cash of assets held for sale	0.7	3.4	6.7	6.8	5.1
Excluding the use of cash for the settlement of foreign exchange derivative instruments	—	(0.1)	—	0.6	—
Excluding the use of cash for the legal settlement related to the impaired cloud-based ERP implementation fees	—	5.6	—	10.6	5.6
Capital expenditures	(7.4)	(5.7)	(18.6)	(13.8)	(29.2)
Capitalized software development	(6.0)	(6.6)	(16.8)	(24.0)	(21.5)
Free cash flow (use) (Non-GAAP measure)	$(94.7)	$(179.6)	$(448.3)	$(502.6)	$(364.7)

Add back: cash interest	$41.6	$63.9	$86.7	$150.4	$167.9
Unlevered free cash flow (use) (Non-GAAP measure)	$(53.1)	$(115.7)	$(361.6)	$(352.2)	$(196.8)

2 - See Note 1 under Notes for Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sale of assets, net, and impairment of assets and Note 2 for adjusted EBITDA and net income (loss).

* - Combined Results for the reported period is a Non-GAAP measure that reflects financial performance by combining outcomes of both the predecessor and successor periods as well as the impacts of having implemented Fresh Start Accounting in the successor period.

Financial Results of Operations and Segments

Revenue Summary by Reportable Segment & Business Line - Unaudited

	Three months ended September 30,
	2023	2022	2022 in CC3
($ in millions)	Combined*	Predecessor	Predecessor	% Change	% Change in CC
Banking
Services	$401.4	$379.9	$391.1	5.7%	2.6%
Products	260.8	200.4	204.7	30.1%	27.4%
Total Banking Revenue	$662.2	$580.3	$595.8	14.1%	11.1%
ATM Units Sold	14,715	11,823		24.5%

Retail
Services	$144.7	$134.4	$141.3	7.7%	2.4%
Products	136.5	95.7	101.5	42.6%	34.5%
Total Retail Revenue	$281.2	$230.1	$242.8	22.2%	15.8%
SCO Units Sold[4]	10,413	3,410		205.4%
ePOS Units Sold	27,797	32,060		(13.3)%

Total by Business Line
Services	$546.1	$514.3	$532.4	6.2%	2.6%
Products	397.3	296.1	306.2	34.2%	29.8%
Total Revenue	$943.4	$810.4	$838.6	16.4%	12.5%

	Nine months ended September 30,
	2023	2022	2022 in CC3
($ in millions)	Combined*	Predecessor	Predecessor	% Change	% Change in CC
Banking
Services	$1,182.7	$1,152.9	$1,156.2	2.6%	2.3%
Products	737.3	580.4	580.1	27.0%	27.1%
Total Banking Revenue	$1,920.0	$1,733.3	$1,736.3	10.8%	10.6%
ATM Units Sold	41,877	31,715		32.0%

Retail
Services	$417.8	$413.0	$412.2	1.2%	1.4%
Products	385.9	345.6	348.2	11.7%	10.8%
Total Retail Revenue	$803.7	$758.6	$760.4	5.9%	5.7%
SCO Units Sold[4]	25,662	16,009		60.3%
ePOS Units Sold	74,244	92,501		(19.7)%

Total by Business Line
Services	$1,600.5	$1,565.9	$1,568.4	2.2%	2.0%
Products	1,123.2	926.0	928.3	21.3%	21.0%
Total Revenue	$2,723.7	$2,491.9	$2,496.7	9.3%	9.1%
[3] - The company calculates constant currency (CC) by translating the prior-year period results at current year exchange rates.
[4] - Prior year SCO Units Sold has been revised to include the sale of kiosks, which are similar in price to SCO devices. This change is consistent with how management is analyzing the business. 2023 SCO Units Sold are also inclusive of kiosks and include a minor adjustment to the first quarter units reported.

Operating Profit Summary - Unaudited

	Three months ended
	September 30, 2023		September 30, 2022		Change
($ in millions)	Combined* Results	Non-GAAP[5,6] Adjusted Combined* Results	GAAP Results	Non-GAAP[5,6] Results	Combined* vs GAAP Results		Non-GAAP Results
Services	$546.1	$544.1	$514.3	$510.3		$31.8		$33.8
Products	397.3	399.2	296.1	295.0	101.2		104.2
Total net sales	$943.4	$943.3	$810.4	$805.3		$133.0		$138.0

Services	$156.8	$155.5	$157.6	$159.6		$(0.8)		$(4.1)
Products	83.1	83.9	36.2	39.7	46.9		44.2
Total gross profit	$239.9	$239.4	$193.8	$199.3		$46.1		$40.1

Services	28.7%	28.6%	30.6%	31.3%	(190)	bps	(270)	bps
Products	20.9%	21.0%	12.2%	13.5%	870	bps	760	bps
Total gross margin	25.4%	25.4%	23.9%	24.7%	150	bps	60	bps

Operating expenses	$181.1	$144.4	$188.3	$139.3		$(7.2)		$5.1

Operating profit	$58.8	$95.0	$5.5	$60.0		$53.3		$35.0
Operating margin	6.2%	10.1%	0.7%	7.5%	560	bps	260	bps

	Nine months ended
	September 30, 2023		September 30, 2022		Change
($ in millions)	Combined* Results	Non-GAAP[5,6] Adjusted Combined* Results	GAAP Results	Non-GAAP[5,6] Results	Combined* vs GAAP Results		Non-GAAP Results
Services	$1,600.5	$1,593.9	$1,565.9	$1,558.5		$34.6		$35.4
Products	1,123.2	1,120.0	926.0	917.2	197.2		202.8
Total net sales	$2,723.7	$2,713.9	$2,491.9	$2,475.7		$231.8		$238.2

Services	$460.1	$463.9	$459.9	$471.8		$0.2		$(7.9)
Products	214.3	212.8	80.0	123.6	134.3		89.2
Total gross profit	$674.4	$676.7	$539.9	$595.4		$134.5		$81.3

Services	28.7%	29.1%	29.4%	30.3%	(60)	bps	(120)	bps
Products	19.1%	19.0%	8.6%	13.5%	1,040	bps	550	bps
Total gross margin	24.8%	24.9%	21.7%	24.0%	310	bps	90	bps

Operating expenses	$621.6	$461.8	$709.3	$484.0		$(87.7)		$(22.2)

Operating profit (loss)	$52.8	$214.9	$(169.4)	$111.4		$222.2		$103.5
Operating margin	1.9%	7.9%	(6.8)%	4.5%	870	bps	340	bps
[5] - See Note 1 below for GAAP to Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sales of assets, net, and impairment of assets.

[6] - Refer to Note 1 below for further information regarding adjustments for Non-GAAP which excludes the results of the non-core European retail business that was sold in the successor period. As the exclusion of the non-core European retail business from the Non-GAAP results began in the second quarter of 2022, the first quarter 2022 has been revised for comparability.

Operating Profit by Segment - Unaudited
	Three months ended
	September 30, 2023		September 30, 2022
	Non-GAAP Adjusted Combined*		Predecessor
($ in millions)	Banking	Retail[7]	Banking	Retail[7]
Services	$401.4	$142.7	$379.9	$130.4
Products	263.6	135.6	200.4	94.6
Total net sales	$665.0	$278.3	$580.3	$225.0

Services	$108.2	$47.3	$117.8	$41.8
Products	56.2	27.7	25.7	14.0
Total gross profit	$164.4	$75.0	$143.5	$55.8

Services	27.0%	33.1%	31.0%	32.1%
Products	21.3%	20.4%	12.8%	14.8%
Total gross margin	24.7%	26.9%	24.7%	24.8%

Segment operating expenses	$56.9	$27.8	$60.4	$24.7

Operating profit	$107.5	$47.2	$83.1	$31.1
Operating margin	16.2%	17.0%	14.3%	13.8%

Segment operating profit		$154.7		$114.2
Corporate charges[8]		59.7		54.2
Consolidated Non-GAAP operating profit		$95.0		$60.0

	Nine months ended
	September 30, 2023		September 30, 2022
	Non-GAAP Adjusted Combined*		Predecessor
($ in millions)	Banking	Retail[7]	Banking	Retail[7]
Services	$1,182.7	$411.2	$1,152.9	$405.6
Products	740.1	379.9	580.4	336.8
Total net sales	$1,922.8	$791.1	$1,733.3	$742.4

Services	$332.5	$131.4	$348.1	$123.7
Products	137.4	75.4	68.8	54.8
Total gross profit	$469.9	$206.8	$416.9	$178.5

Services	28.1%	32.0%	30.2%	30.5%
Products	18.6%	19.8%	11.9%	16.3%
Total gross margin	24.4%	26.1%	24.1%	24.0%

Segment operating expenses	$180.1	$88.4	$207.5	$88.5

Operating profit	$289.8	$118.4	$209.4	$90.0
Operating margin	15.1%	15.0%	12.1%	12.1%

Segment operating profit		$408.2		$299.4
Corporate charges[8]		193.3		188.0
Consolidated Non-GAAP operating profit		$214.9		$111.4

[7] - Excludes the results of the non-core European retail business that was sold during the Successor Period. Refer to Note 1 below for further information.
[8] - Corporate charges are not reflected in the segment operating results, as these expenses are managed separately and not included in the segment results used to manage the business and assess performance. The unassigned corporate charges consist primarily of finance, IT, HR and legal expenditures.

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(in millions)

	Successor	Predecessor
	9/30/2023	12/31/2022
ASSETS
Current assets
Cash, cash equivalents, and restricted cash	$440.3	$319.1
Short-term investments	16.6	24.6
Trade receivables, less allowances for doubtful accounts	703.8	612.2
Inventories	666.2	588.1
Other current assets	253.9	226.9
Total current assets	2,080.8	1,770.9
Securities and other investments	5.8	7.6
Property, plant and equipment, net	159.0	120.7
Deferred income taxes	36.6	—
Goodwill	596.7	702.3
Customer relationships, net	532.6	213.6
Other intangible assets, net	351.5	44.0
Other assets	256.6	205.9
Total assets	$4,019.6	$3,065.0

LIABILITIES AND EQUITY
Current liabilities
Notes payable	$5.1	$24.0
Accounts payable	528.9	611.6
Deferred revenue	351.5	453.2
Other current liabilities	528.2	516.1
Total current liabilities	1,413.7	1,604.9

Long-term debt	1,253.1	2,585.8
Other liabilities	361.3	245.4

Total Diebold Nixdorf, Incorporated shareholders' equity (deficit)	976.7	(1,380.9)
Noncontrolling interests	14.8	9.8
Total equity (deficit)	991.5	(1,371.1)
Total liabilities and equity (deficit)	$4,019.6	$3,065.0

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(in millions, except per share amounts)

	Three months
	Successor	Predecessor		Q3 2023	Predecessor
	Period from 08/12/2023 through 09/30/2023	Period from 07/01/2023 through 08/11/2023	Adjustments	Combined*	Q3 2022
Net sales
Services	$305.5	$240.6	$—	$546.1	$514.3
Products	286.3	111.0	—	397.3	296.1
Total	591.8	351.6	—	943.4	810.4
Cost of sales
Services	226.1	171.3	(8.1)	389.3	356.7
Products	236.1	94.8	(16.7)	314.2	259.9
Total	462.2	266.1	(24.8)	703.5	616.6
Gross profit	129.6	85.5	24.8	239.9	193.8
Gross margin	21.9%	24.3%		25.4%	23.9%
Operating expenses
Selling and administrative expense	81.1	73.9	3.4	158.4	163.1
Research, development and engineering expense	12.0	10.5	—	22.5	26.7
(Gain) loss on sale of assets, net	(1.5)	—	—	(1.5)	(5.6)
Impairment of assets	1.1	0.6	—	1.7	4.1
Total	92.7	85.0	3.4	181.1	188.3
Percent of net sales	15.7%	24.2%		19.2%	23.2%
Operating profit (loss)	36.9	0.5	21.4	58.8	5.5
Operating margin	6.2%	0.1%		6.2%	0.7%
Other income (expense)
Interest income	2.0	1.7	—	3.7	3.6
Interest expense	(42.9)	(26.4)	25.2	(44.1)	(50.7)
Foreign exchange (loss) gain, net	(27.3)	7.9	4.7	(14.7)	5.3
Reorganization items, net	(8.0)	2,250.3	(2,242.3)	—	—
Miscellaneous, net	(0.8)	6.2	(3.4)	2.0	(9.7)
Total other income (expense)	(77.0)	2,239.7	(2,215.8)	(53.1)	(51.5)
Profit (loss) before taxes	(40.1)	2,240.2	(2,194.4)	5.7	(46.0)
Income tax (benefit) expense	(13.2)	94.1	(93.3)	(12.4)	3.9
Equity in earnings (loss) of unconsolidated subsidiaries, net	1.1	0.2	—	1.3	(0.6)
Net (loss) income	(25.8)	2,146.3	(2,101.1)	19.4	(50.5)
Net (loss) income attributable to noncontrolling interests	0.7	(0.2)	—	0.5	(0.7)
Net (loss) income attributable to Diebold Nixdorf, Incorporated	$(26.5)	$2,146.5	$(2,101.1)	$18.9	$(49.8)

Basic weighted-average shares outstanding	37.6	80.0			79.1
Diluted weighted-average shares outstanding	37.6	81.4			79.1

Net (loss) income attributable to Diebold Nixdorf, Incorporated

Basic earnings (loss) per share	$(0.70)	$26.83			$(0.63)
Diluted earnings (loss) per share	$(0.70)	$26.37			$(0.63)

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED - (CONTINUED)
(in millions, except per share amounts)

	Nine months
	Successor	Predecessor			Q3 YTD 2023	Predecessor
	Period from 08/12/2023 through 09/30/2023	Period from 01/01/2023 through 08/11/2023	Adjustments		Combined*	Q3 YTD 2022
Net sales
Services	$305.5	$1,295.0	$—		$1,600.5	$1,565.9
Products	286.3	836.9	—		1,123.2	926.0
Total	591.8	2,131.9	—	—	2,723.7	2,491.9
Cost of sales
Services	226.1	922.4	(8.1)		1,140.4	1,106.0
Products	236.1	689.5	(16.7)		908.9	846.0
Total	462.2	1,611.9	(24.8)		2,049.3	1,952.0
Gross profit	129.6	520.0	24.8		674.4	539.9
Gross margin	21.9%	24.4%			24.8%	21.7%
Operating expenses
Selling and administrative expense	81.1	458.7	3.4		543.2	557.9
Research, development and engineering expense	12.0	62.3	—		74.3	92.1
(Gain) loss on sale of assets, net	(1.5)	1.2	—		(0.3)	(5.4)
Impairment of assets	1.1	3.3	—		4.4	64.7
Total	92.7	525.5	3.4		621.6	709.3
Percent of net sales	15.7%	24.6%			22.8%	28.5%
Operating profit (loss)	36.9	(5.5)	21.4		52.8	(169.4)
Operating margin	6.2%	(0.3)%			1.9%	(6.8)%
Other income (expense)
Interest income	2.0	6.7	—		8.7	5.9
Interest expense	(42.9)	(178.0)	25.2		(195.7)	(148.4)
Foreign exchange (loss) gain, net	(27.3)	(1.2)	4.7		(23.8)	2.9
Reorganization items, net	(8.0)	1,614.1	(1,606.1)		—	—
Miscellaneous, net	(0.8)	12.3	(3.4)		8.1	(2.5)
Total other income (expense)	(77.0)	1,453.9	(1,579.6)		(202.7)	(142.1)
Profit (loss) before taxes	(40.1)	1,448.4	(1,558.2)		(149.9)	(311.5)
Income tax (benefit) expense	(13.2)	90.4	(93.3)		(16.1)	119.0
Equity in earnings (loss) of unconsolidated subsidiaries, net	1.1	(0.5)	—		0.6	(3.0)
Net (loss) income	(25.8)	1,357.5	(1,464.9)		(133.2)	(433.5)
Net (loss) income attributable to noncontrolling interests	0.7	(0.8)	—		(0.1)	(1.4)
Net (loss) income attributable to Diebold Nixdorf, Incorporated	$(26.5)	$1,358.3	$(1,464.9)		$(133.1)	$(432.1)

Basic weighted-average shares outstanding	37.6	79.7				78.9
Diluted weighted-average shares outstanding	37.6	81.4				78.9

Net income (loss) attributable to Diebold Nixdorf, Incorporated
Basic earnings (loss) per share	$(0.70)	$17.04				$(5.48)
Diluted earnings (loss) per share	$(0.70)	$16.69				$(5.48)

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
(in millions)

	Successor	Predecessor		Predecessor
	Period from	Period from		Nine months ended
	08/12/2023 through 09/30/2023	01/01/2023 through 08/11/2023		September 30, 2022
Cash flow from operating activities
Net income (loss)	$(25.8)	$1,357.5	$—	$(433.5)
Adjustments to reconcile net (loss) income to cash flow used by operating activities:
Depreciation and amortization	21.0	35.5		42.3
Amortization of Wincor Nixdorf purchase accounting intangible assets	—	41.8		52.8
Amortization of deferred financing costs	0.9	21.8		12.0
Reorganization items (non-cash)	—	(1,747.6)		—
Reorganization items (debt make whole premium)	—	91.0		—
Share-based compensation	—	5.1		9.6
(Gain) loss on sale of assets, net	(1.5)	1.2		(5.4)
Deferred income taxes	(50.3)	79.8		112.8
Net pension settlements	—	—		14.3
Impairment of assets	1.1	3.3		64.7
Other	—	—		2.7
Changes in certain assets and liabilities
Trade receivables	(104.6)	9.9		(2.5)
Inventories	54.0	(98.1)		(186.5)
Accounts payable	90.4	(140.4)		(18.9)
Income taxes	27.7	(26.0)		(34.7)
Certain other assets and liabilities	(13.1)	(54.2)		(112.5)
Net cash provided (used) by operating activities	(0.2)	(419.4)		(482.8)
Cash flow from investing activities
Capital expenditures	(3.5)	(15.1)		(13.8)
Capitalized software development	(3.7)	(13.1)		(24.0)
Proceeds from divestitures, net of cash divested	—	—		10.5
Net short-term investment activity	(3.1)	12.2		23.0
Proceeds from sale of assets	—	—		3.5
Net cash used by investing activities	(10.3)	(16.0)		(0.8)
Cash flow from financing activities
Debt issuance costs	—	(5.1)		—
Revolver, ABL, and FILO borrowings and repayments, net	—	(188.3)		240.0
Other debt borrowings	4.9	1,254.4		12.4
Other debt repayments	(1.6)	(403.1)		(12.3)
Debt make whole premium	—	(91.0)		—
Other	(0.5)	(3.4)		(6.6)
Net cash provided by financing activities	2.8	563.5		233.5
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(4.9)	2.9		(12.5)
Change in cash, cash equivalents and restricted cash	(12.6)	131.0		(262.6)
Add: Cash included in assets held for sale at beginning of period	0.7	2.8		3.1
Less: Cash included in assets held for sale at end of period	—	0.7		1.0
Cash, cash equivalents and restricted cash at the beginning of the period	452.2	319.1		388.9
Cash, cash equivalents and restricted cash at the end of the period	$440.3	$452.2		$128.4

Notes for Non-GAAP Measures
To supplement our condensed consolidated financial statements presented in accordance with GAAP, the company utilizes certain financial measures that are not prepared in accordance with GAAP, including Non-GAAP results, EBITDA and Adjusted EBITDA, adjusted earnings per share, free cash flow (use) and net debt.

Note 1. Profit and loss summary ($ in millions):

Three months ended September 30, 2023 compared to three months ended September 30, 2022

	Q3 2023						Q3 2022
	Combined*						Predecessor
	Net Sales	Gross Profit	% of Sales	OPEX	OP	% of Sales	Net Sales	Gross Profit	% of Sales	OPEX	OP	% of Sales
Results	$943.4	$239.9	25.4%	$181.1	$58.8	6.2%	$810.4	$193.8	23.9%	$188.3	$5.5	0.7%
Restructuring and transition - personnel	—	—		(7.4)	7.4		—	4.3		(12.2)	16.5
Transformation - other	—	(3.0)		(5.5)	2.5		—	—		(4.2)	4.2
Refinancing related costs	—	—		0.2	(0.2)		—	—		(13.4)	13.4
Held for sale non-core European retail business	(2.9)	(0.3)		(2.6)	2.3		(5.1)	1.2		(3.8)	5.0
Amortization of Wincor Nixdorf purchase accounting intangible assets (non-cash)	—	—		(18.0)	18.0		—	—		(16.6)	16.6
Non-routine income/expense:
Divestitures and asset sales	—	—		—	—		—	—		5.5	(5.5)
Legal/deal expense	2.8	2.8		(1.6)	4.4		—	—		0.5	(0.5)
Crisis in Ukraine costs	—	—		(0.1)	0.1		—	—		(0.7)	0.7
Other impairment	—	—		(1.7)	1.7		—	—		(4.1)	4.1
Non-routine (income) expenses, net	2.8	2.8		(3.4)	6.2		—	—		1.2	(1.2)
Non-GAAP Adjusted Combined* results	$943.3	$239.4	25.4%	$144.4	$95.0	10.1%	$805.3	$199.3	24.7%	$139.3	$60.0	7.5%

	Q3 2023			Q3 2022
	Combined*			Predecessor
	Services	Products	Total	Services	Products	Total
Gross profit	$156.8	$83.1	$239.9	$157.6	$36.2	$193.8
Restructuring and transition - personnel	1.8	(1.8)	—	3.0	1.3	4.3
Transformation - other	(3.2)	0.2	(3.0)	—	—	—
Held for sale non-core European retail business	0.1	(0.4)	(0.3)	(1.0)	2.2	1.2
Non-routine income/expense:
Legal/deal expense	—	2.8	2.8	—	—	—
Non-routine (income) expenses, net	—	2.8	2.8	—	—	—
Non-GAAP Adjusted Combined* Gross profit	$155.5	$83.9	$239.4	$159.6	$39.7	$199.3

Nine months ended September 30, 2023 compared to nine months ended September 30, 2022

	YTD 9/30/2023						YTD 9/30/2022
	Combined*						Predecessor
	Net Sales	Gross Profit	% of Sales	OPEX	OP	% of Sales	Net Sales	Gross Profit	% of Sales	OPEX	OP	% of Sales
Results	$2,723.7	$674.4	24.8%	$621.6	$52.8	1.9%	$2,491.9	$539.9	21.7%	$709.3	$(169.4)	(6.8)%
Restructuring and transition - personnel	—	4.2		(15.0)	19.2		—	17.4		(66.5)	83.9
Transformation - other	—	(2.4)		(26.7)	24.3		—	—		(15.0)	15.0
Refinancing related costs	—	—		(44.4)	44.4		—	—		(13.4)	13.4
Held for sale non-core European retail business	(12.6)	(2.1)		(11.0)	8.9		(16.2)	2.6		(14.1)	16.7
Amortization of Wincor Nixdorf purchase accounting intangible assets (non-cash)	—	—		(53.7)	53.7		—	—		(52.8)	52.8
Non-routine income/expense:
Divestitures and asset sales	—	—		—	—		—	—		5.5	(5.5)
Crisis in Ukraine costs	—	—		(0.1)	0.1		—	—		(3.2)	3.2
Legal/deal expense	2.8	2.8		(4.6)	7.4		—	—		(1.4)	1.4
North America ERP impairment	—	—		—	—		—	—		(38.4)	38.4
Inventory charge for legacy products	—	—		—	—		—	34.4		—	34.4
Russia/Ukraine impairment	—	—		—	—		—	—		(16.8)	16.8
Other	—	(0.2)		0.1	(0.3)		—	1.1		0.3	0.8
Other impairment	—	—		(4.4)	4.4		—	—		(9.5)	9.5
Non-routine (income) expenses, net	2.8	2.6		(9.0)	11.6		—	35.5		(63.5)	99.0
Non-GAAP Adjusted Combined* results	$2,713.9	$676.7	24.9%	$461.8	$214.9	7.9%	$2,475.7	$595.4	24.0%	$484.0	$111.4	4.5%

	YTD 9/30/2023			YTD 9/30/2022
	Combined*			Predecessor
	Services	Products	Total	Services	Products	Total
Gross profit	$460.1	$214.3	$674.4	$459.9	$80.0	$539.9
Restructuring - personnel	6.0	(1.8)	4.2	7.4	10.0	17.4
Restructuring and transformation - other	(3.2)	0.8	(2.4)	—	—	—
Held for sale non-core European retail business	1.3	(3.4)	(2.1)	3.4	(0.8)	2.6
Non-routine income/expense:
Legal/deal expense	—	2.8	2.8	—	—	—
Other	(0.3)	0.1	(0.2)	1.1	—	1.1
Inventory charge for legacy products	—	—	—	—	34.4	34.4
Non-routine expenses, net	(0.3)	2.9	2.6	1.1	34.4	35.5
Non-GAAP Adjusted Combined* Gross profit	$463.9	$212.8	$676.7	$471.8	$123.6	$595.4

Restructuring and transition - personnel expenses incurred during 2023 and 2022 relate to the cost savings initiative focused on operational simplification and automation of processes, and include severance and payroll of employees transitioning out of the organization. Costs of third-parties assisting with the execution of the program are categorized as Transformation - other. Refinancing related costs incurred in 2023 and 2022 are advisor fees for the Company's restructuring process to optimize the capital structure that do not qualify for capitalization. Held for sale non-core European retail business are the results of a formerly majority-owned business that the Company sold in Q3 2023 that are excluded from the metrics used to evaluate the core business and assign resources. Amortization of Wincor Nixdorf purchase accounting intangible assets (non-cash) expense is taken against the intangible assets established in purchase accounting as management believes that this is useful information which were eliminated upon application of Fresh Start Accounting. Legal/deal expense primarily relates to third-party expenses and fees paid by the company for M&A activity and in Q3 2023 a penalty assessed against revenue in Mexico. Crisis in Ukraine costs primarily relate to humanitarian efforts for our employees and their families, as well as expenses incurred in connection with the economic sanctions levied and steps taken to-date to liquidate our Russian distribution subsidiary. North America ERP impairment was the result of the decision made by management to indefinitely suspend ERP implementation. Inventory charge for legacy products relates to excess and obsolete inventory as a result of a decision to streamline the Company's product portfolio. Russia/Ukraine impairment relates to the charges taken against trade receivables from customers in the region that are doubtful to be collected, inventory specific to customers in the region and various other assets not recoverable.

Note 2. Reconciliation of Combined net loss to EBITDA and Adjusted EBITDA (Non-GAAP measures) ($ in millions):

	Three months
	Successor	Predecessor			Predecessor
	Period from	Period from			Three months ended
	08/12/2023 through 09/30/2023	07/01/2023 through 08/11/2023	Adjustments	Combined*	September 30, 2022
Net loss (income)	$(25.8)	$2,146.3	$(2,101.1)	$19.4	$(50.5)
Income tax expense	(13.2)	94.1	(93.3)	(12.4)	3.9
Interest income	(2.0)	(1.7)	—	(3.7)	(3.6)
Interest expense	42.9	26.4	(25.2)	44.1	50.7
Depreciation and amortization	21.0	16.8	(6.8)	31.0	29.9
EBITDA	22.9	2,281.9	(2,226.4)	78.4	30.4
Share-based compensation	—	0.3	—	0.3	2.7
Amortization of cloud-based software implementation costs	0.5	0.3	—	0.8	0.6
Foreign exchange loss (gain), net	27.3	(7.9)	(4.7)	14.7	(5.3)
Miscellaneous gain, net	0.8	(6.2)	3.4	(2.0)	9.7
Equity in earnings (loss) of unconsolidated subsidiaries, net	(1.1)	(0.2)	—	(1.3)	0.6
Restructuring and transformation expenses	5.1	4.8	—	9.9	20.7
Refinancing related costs	(0.3)	0.1	—	(0.2)	13.4
Non-routine (income) expense, net	0.9	5.3	—	6.2	(1.2)
Held for sale non-core European retail business	1.0	1.3	—	2.3	4.0
Reorganization items, net	8.0	(2,250.3)	2,242.3	—	—
Adjusted EBITDA	$65.1	$29.4	$14.6	$109.1	$75.6
Adjusted EBITDA as a % of revenue	11.0%	8.4%		11.6%	9.4%

	Nine months
	Successor	Predecessor			Predecessor
	Period from	Period from			Nine months ended
	08/12/2023 through 09/30/2023	01/01/2023 through 08/11/2023	Adjustments	Combined*	September 30, 2022
Net loss (income)	$(25.8)	$1,357.5	$(1,464.9)	$(133.2)	$(433.5)
Income tax expense	(13.2)	90.4	(93.3)	(16.1)	119.0
Interest income	(2.0)	(6.7)	—	(8.7)	(5.9)
Interest expense	42.9	178.0	(25.2)	195.7	148.4
Depreciation and amortization	21.0	77.3	(6.8)	91.5	95.1
EBITDA	22.9	1,696.5	(1,590.2)	129.2	(76.9)
Share-based compensation	—	2.4	—	2.4	9.6
Amortization of cloud-based software implementation costs	0.5	2.0	—	2.5	1.6
Foreign exchange loss (gain), net	27.3	1.2	(4.7)	23.8	(2.9)
Miscellaneous gain, net	0.8	(12.3)	3.4	(8.1)	2.5
Equity in earnings (loss) of unconsolidated subsidiaries	(1.1)	0.5	—	(0.6)	3.0
Restructuring and transformation expenses	5.1	38.4	—	43.5	98.1
Refinancing related costs	(0.3)	44.7	—	44.4	13.4
Non-routine (income) expense, net	0.9	10.7	—	11.6	99.0
Held for sale non-core European retail business	1.0	7.5	—	8.5	14.0
Reorganization items, net	8.0	(1,614.1)	1,606.1	—	—
Adjusted EBITDA	$65.1	$177.5	$14.6	$257.2	$161.4
Adjusted EBITDA as a % of revenue	11.0%	8.3%		9.4%	6.5%

The company defines EBITDA as net loss excluding income tax benefit/expense, net interest expense, and depreciation and amortization expense. Adjusted EBITDA is EBITDA excluding the effects of the following items: share-based compensation, amortization of cloud-based software implementation costs, foreign exchange gain/loss net, miscellaneous net, equity in earnings of unconsolidated subsidiaries, restructuring and transformation expenses, refinancing related costs, non-routine expenses, the adjusted EBITDA loss of our held for sale non-core European retail business, and reorganization items, net as outlined in Note 1 of the Non-GAAP measures.

The company excluded the amortization of Wincor Nixdorf purchase accounting intangible assets from non-routine expenses, net in the Adjusted EBITDA reconciliation. Deferred financing fee amortization is included in interest expense; as a result, the company excluded from the depreciation and amortization caption. Depreciation and amortization expense was excluded from Held for sale non-core European retail business. Amortization of cloud-based software implementation represents amortization of capitalized implementation costs related to cloud-based software arrangements that are included in selling and administrative expenses but are not considered GAAP depreciation and amortization. Reorganization items, net includes all income, expenses, gains, or losses that are incurred or realized as a result of the restructuring proceedings. Additionally, $2.7 or share-based compensation activity was excluded in the Predecessor Period from January 1, 2023 through August 11, 2023. $0.8 of restructuring-related share-based compensation activity was excluded from restructuring and transformation expenses for the nine months ended June 30, 2022.

These are Non-GAAP financial measures used by management to enhance the understanding of our operating results. EBITDA and Adjusted EBITDA are key measures we use to evaluate our operational performance. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and Adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as a measure of operating results or as alternatives to cash flows from operating activities as a measure of liquidity in accordance with GAAP.

Note 3. Net debt is calculated as follows ($ in millions):

	September 30, 2023	December 31, 2022	September 30, 2022
	Successor	Predecessor	Predecessor
Cash, cash equivalents, restricted cash and short-term investments (GAAP measure)	$456.9	$343.7	$143.0
Cash included in assets held for sale	—	2.8	1.0
Debt instruments	(1,258.2)	(2,609.8)	(2,435.6)
Net debt (Non-GAAP measure)	$(801.3)	$(2,263.3)	$(2,291.6)

We believe that cash, cash equivalents, restricted cash, and short-term investments on the balance sheet that net cash against outstanding debt, presented as net debt above, is a meaningful measure.

Note 4. Reconciliation of Combined net income (loss) and net loss attributable to Diebold Nixdorf, Incorporated to Non-GAAP, Combined net income (loss) attributable to Diebold Nixdorf, Incorporated:

	Q3 2023		Q3 2022		YTD 9/30/2023		YTD 9/30/2022
	Combined*	EPS(9)	Predecessor	EPS	Combined*	EPS(9)	Predecessor	EPS
Net income (loss)	$19.4	$0.52	$(50.5)	$(0.64)	$(133.2)	$(3.54)	$(433.5)	$(5.49)
Net (loss) income attributable to noncontrolling interests	0.5	0.01	(0.7)	(0.01)	(0.1)	—	(1.4)	—
Net (loss) income attributable to Diebold Nixdorf, Incorporated	$18.9	$0.50	$(49.8)	$(0.63)	$(133.1)	$(3.54)	$(432.1)	$(5.48)
Restructuring and transformation expenses	9.9	0.26	20.7	0.26	43.5	1.16	98.9	1.25
Refinancing related costs	(0.2)	(0.01)	13.4	0.17	44.4	1.18	13.4	0.17
Held for sale non-core European retail business	2.3	0.06	5.0	0.06	8.9	0.24	16.7	0.21
Amortization of Wincor Nixdorf purchase accounting intangible assets (non-cash)	18.0	0.48	16.6	0.21	53.7	1.43	52.8	0.67
Non-routine (income) expense:
Divestitures and asset sales	—	—	(5.5)	(0.07)	—	—	(5.5)	(0.07)
Crisis in Ukraine costs	0.1	—	0.7	0.01	0.1	—	3.2	0.04
Legal/deal expense	4.4	0.12	(0.5)	(0.01)	7.4	0.20	1.4	0.02
Other	—	—	—	—	(0.3)	(0.01)	0.8	0.01
North America ERP Impairment	—	—	—	—	—	—	38.4	0.49
Inventory charge for legacy products	—	—	—	—	—	—	34.4	0.44
Russia/Ukraine Impairment	—	—	—	—	—	—	16.8	0.21
Other Impairment	1.7	0.05	4.1	0.05	4.4	0.12	9.5	0.12
Non-routine (income) expense, net	6.2	0.16	(1.2)	(0.02)	11.6	0.31	99.0	1.26
Change in valuation allowance	—	—	—	—	—	—	127.4	1.61
Tax impact (inclusive of allocation of discrete tax items)	(162.8)	(4.33)	(13.7)	(0.17)	(183.1)	(4.87)	(80.7)	(1.02)
Net (loss) income (Non-GAAP)	$(107.2)	$(2.85)	$(9.7)	$(0.15)	$(154.2)	$(4.10)	$(106.0)	$(1.34)
Net (loss) income attributable to noncontrolling interests	0.5	0.01	(0.7)	(0.01)	(0.1)	—	(1.4)	(0.01)
Total adjusted net income (loss) attributable to Diebold Nixdorf, Incorporated (Non-GAAP measure)	$(107.7)	$(2.86)	$(9.0)	$(0.14)	$(154.1)	$(4.10)	$(104.6)	$(1.33)

9 - Calculated using successor company weighted average shares over the successor period.

Refer to Note 1 for additional information on non-routine (income) expense for the periods presented.

Note 5. Adjustments by segment

	Three months ended
	Successor		Predecessor				Q3 2023		Q3 2022
	Period from 08/12/2023 through 09/30/2023		Period from 07/01/2023 through 08/11/2023		Adjustments		Combined*		Predecessor
($ in millions)	Banking	Retail	Banking	Retail	Banking	Retail	Banking	Retail	Banking	Retail
Net sales
Services	228.4	77.1	173.0	67.6	—	—	401.4	144.7	$379.9	$130.4
Products	180.6	105.7	80.2	30.8	—	—	260.8	136.5	200.4	94.6
Total	409.0	182.8	253.2	98.4	—	—	662.2	281.2	580.3	225.0
Cost of sales
Services	167.7	58.4	130.1	41.2	(6.7)	(1.4)	291.1	98.2	262.1	88.6
Products	160.4	75.7	63.8	31.0	(16.4)	(0.3)	207.8	106.4	174.7	80.6
Total	328.1	134.1	193.9	72.2	(23.1)	(1.7)	498.9	204.6	436.8	169.2
Gross profit	$80.9	$48.7	$59.3	$26.2	$23.1	$1.7	$163.3	$76.6	$143.5	$55.8
Gross margin	19.8%	26.6%	23.4%	26.6%			24.7%	27.2%	24.7%	24.8%

	Nine months ended
	Successor		Predecessor				Q3 2023		Q3 2022
	Period from 08/12/2023 through 09/30/2023		Period from 01/01/2023 through 08/11/2023		Adjustments		Combined*		Predecessor
($ in millions)	Banking	Retail	Banking	Retail	Banking	Retail	Banking	Retail	Banking	Retail
Net sales
Services	228.4	77.1	954.3	340.7	—	—	1,182.7	417.8	$1,152.9	$405.6
Products	180.6	105.7	556.7	280.2	—	—	737.3	385.9	580.4	336.8
Total	409.0	182.8	1,511.0	620.9	—	—	1,920.0	803.7	1,733.3	742.4
Cost of sales
Services	167.7	58.4	690.0	232.4	(6.7)	(1.4)	851.0	289.4	804.8	282.0
Products	160.4	75.7	459.5	230.0	(16.4)	(0.3)	603.5	305.4	511.6	281.9
Total	328.1	134.1	1,149.5	462.4	(23.1)	(1.7)	1,454.5	594.8	1,316.4	563.9
Gross profit	80.9	48.7	361.5	158.5	23.1	1.7	465.5	208.9	$416.9	$178.5
Gross margin	19.8%	26.6%	23.9%	25.5%			24.2%	26.0%	24.1%	24.0%

PR_23-4115